Business Acquisition - Summary of Unaudited Pro Forma Result of Operations (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
Business Acquisition [Line Items]
Pro forma net revenue	$ 9,618	$ 10,410
Pro forma net income attributable to China Distance Education Ltd.	$ 2,263	$ 2,546
Pro forma net income per ordinary share-basic	$ 0.21	$ 0.19
Pro forma net income per ordinary share-diluted	$ 0.21	$ 0.19